Exhibit 10.4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

Amendment #1 To Polaris Master Professional Services Agreement

and Termination of Virtusa Master Professional Services Agreement

Whereas, Polaris Consulting & Services Ltd (“Polaris”) has entered into a Master Professional Services Agreement, dated July 1, 2015 (the “Agreement”) by and among Polaris and Citigroup Technology, Inc. (“Citi”);

Whereas, Virtusa Corporation (“Virtusa”) has entered into a Master Professional Services Agreement, dated October 1, 2011 (the “Virtusa MSA”) by and among Virtusa and Citi;

Whereas, Virtusa, through one of its Indian subsidiaries, is acquiring at least 50.1% of the outstanding shares of Polaris (the “Transaction”) pursuant to a certain share purchase agreement (“SPA”), pursuant to which, upon the closing of such Transaction (“Closing”), Polaris will be a majority owned subsidiary of Virtusa;

Whereas, upon the Closing, the Agreement will be amended  under the terms hereunder (the “Amendment”), and  all outstanding services and related work orders of Virtusa and Polaris being performed or in effect prior to the Closing shall be subject to the terms and conditions of this Amendment and the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the promises, terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, subject to a Closing, intending to be legally bound, agree as follows; provided that if there is no Closing, all terms and conditions of this Amendment are null and void and of no force or effect:

1.              Preferred Vendor Status.  Upon the Closing, Citi shall designate Virtusa and Polaris and, subject only to Citi’s consent right pursuant to Section 19 of the Agreement not to be unreasonably withheld, their direct and indirect subsidiaries, (collectively, the “Company”) as a preferred vendor for Global Technology Resource Strategy (“GTRS”) for the provision of IT services to Citi on an enterprise wide basis (“GTRS Preferred Vendor”).  As a GTRS Preferred Vendor, the Company will have the opportunity, from and after January 1, 2016, to bid on additional GTRS IT services and engagements, at Citi’s reasonable discretion, including potential supplier consolidation initiatives Citi may conduct in the future.

2.              Revenue Goals

(a)         “Eligible Fees” under this Amendment shall mean fees paid or payable by Citi to the Company for services [************************************] performed by Company or any of its predecessors [********************************].

(b)         Existing Rate Cards. The parties agree that the rate card in effect in any existing work order pursuant to the Virtusa MSA prior to the Closing (and any renewals or extensions thereon, even if executed after the Closing) (“Prior Virtusa Work Orders”) shall continue in effect after the Closing with respect only to such Prior Virtusa Work Orders.  Existing work orders of Polaris (and any renewals or extensions thereof) shall be subject to the Polaris rate card in effect under the terms of the Agreement.   New services shall be subject to negotiation.  Citi may, at its discretion, within six (6) months of Closing undertake a benchmarking analysis.  The parties will negotiate rates for new Services taking into consideration the results of such analysis. [***************************************************].

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(c)          Citi Intent.  [*************************************************************].   This [***********************]:

i.	Projects naturally expire (e.g., are completed, but are not extended, renewed, or projects which expire but then are re-instated and put out to bid no sooner than [*****] of initial completion);

ii.

Company performance is unsatisfactory, in Citi’s reasonable opinion, and the applicable work order has been terminated by Citi, provided that, prior to any such termination becoming effective, Citi has notified the Steering Committee, and the Company shall have had the right to submit a remediation plan to the Steering Committee and, upon the Steering Committee’s approval of the remediation plan, the Company shall have had [****] calendar days from such approval to implement the plan and cure the deficiencies identified in such notice, in accordance with the agreed remediation plan.

iii.

A Regulator objects to, fails to provide approval of, or recommends that Citi not enter into a work order with Company or a Regulator objects to, fails to approve or recommends that Citi terminate a work order that was previously executed; or

iv.

A material business downturn occurs such that Citi reduces its overall spend with GTRS preferred suppliers, provided that, in such case, the Company shall not suffer any greater impact than is approximately proportionate and equal to the impact suffered by other GTRS preferred suppliers of Citi.

(d)         [*********************************************************************].

3.              Productivity Savings

(a)         Citi Workstreams.  For purposes of this Section 3, “Workstream” shall be defined as Services performed within a particular business group within Citi (ICG, CTO, GCG, etc.) under the Agreement and this Amendment.

(b)         Productivity Plan.    For calendar year 2016, subject to the terms herein, the Company, in collaboration with Citi, will execute an [**************************************].  The Company shall submit a Productivity Plan per Workstream at the business unit (or sub-business unit level) (i.e., ICG, CTO, CSG) [***********], and the implementation of such plan per Workstream and the extent of associated savings is subject to Citi approval and the terms of this Section 3.  The parties shall mutually agree in writing to the initial baseline of projects and headcount (and associated spend) per Workstream which is subject to productivity savings, it being understood that this baselining is focused on allocation among Workstreams and that the [*******************************************].  The Productivity Plans may include offshoring, team sizing, pyramid optimization, swapping personnel, modifying the locations of services, introducing automation, modifying processes or changing the engagement model and other measures, provided that such measures do not materially adversely affect quality, delivery volume or Company’s compliance with its other contractual obligations or any material investment on the part of Citi.   For the avoidance of doubt, [********************************************].  For purposes of this Amendment, the portion of the savings associated with the approved portions of the Productivity Plan for the applicable Workstream by Citi (as pro-rated by the date of

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approval) [*****************************].  For all purposes of this Section 3, any productivity savings realized by Polaris and Virtusa [*********************************************************************].

i.

[***************************], subject to the terms herein,

[************************************************************************************

************] is subject to Citi’s approval and cooperation with the implementation of the Productivity Plan pursuant to the terms herein.

ii.

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iii.

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iv.

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v.

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(c)          Location Plan.  Company will also present a location plan for its Citi portfolio in concert with the Productivity Plan for [*******].  Such location plan shall include Company’s recommendations for rationalization of the sites from which it performs Services.  At a minimum, for each Workstream, the location plan will recommend the consolidation of India-based services into no fewer than [******************] (unless otherwise approved by Citi in its reasonable discretion) by the end of the period the period beginning from the later of the [*****************************************************], with Pune, India and Chennai, India being two of these sites as well as further (to the extent reasonably practicable) utilization of Company facilities outside of India.

(d)         [*************************], subject to the terms herein, the Company, in collaboration with Citi, [**********************]:

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i.

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ii.

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iii.

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iv.

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********************].

(e)          Citi Cooperation.  [*****************************************************], the Company’s commitment to achieve the savings in the Productivity Plan under this Amendment [****************************************] and Citi reasonably cooperates and materially performs its responsibilities [******************].  If Company believes Citi has not reasonably cooperated with Company on the implementation of such approved plan, Company may immediately escalate the issue to the Steering Committee meeting. The Steering Committee shall work continuously and expeditiously to mutually agree on resolution as follows:

i.                  If the Steering Committee determines that Citi delayed or failed to perform its obligations [*******************************************************].

ii.               If the Steering Committee determines that Company failed to perform [****************], and Company is not able to provide a valid reason for such failure, Company shall have an opportunity to cure the failure and remediate [******************************], unless otherwise approved by the Steering Committee, acting reasonably and in good faith.

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iii.            If the Steering Committee is unable to mutually agree on resolution, or clearly determine a resolution, the parties agree to [****************************].  Such amount shall be finally determined at the end of the applicable calendar year.

(f)           New Services.  [*****************************************************] unless otherwise set forth in the Work Order.  Company acknowledges that any bids for any new Services must be competitive.

(g)          Section 4.16 of the Agreement shall not apply to any Services provided by the Company [*****************************************************] but shall apply [*********] unless otherwise stated in the work order.

4.              Key Personnel

(a)         Key Personnel Continuity.  In addition to the obligations in the Agreement regarding Key Personnel, Company will use all reasonable efforts to ensure the continuation of services from at least [****] of Key Personnel engaged under a Work Order in effect as of the Closing for the Savings Term (except for those circumstances where Citi has instructed Company to remove Key Personnel or resources are rotated as part of the Productivity Plan).

(b)         Designation of Key Personnel.  [******] of all Supplier Personnel working on Citi engagements will be mutually designated as Key Personnel, notwithstanding anything to the contrary in the Agreement, except that, at Citi’s election, the number of Key Personnel may be [******].

(c)          Non-Key Personnel.  Company shall have the right to apply various productivity measures, including rotation, in accordance with approved Productivity Plans, to the remaining personnel not designated as Key Personnel, at its discretion.

5.              Attrition

(a)         Attrition.  For Services during the [*******], the Company shall maintain attrition (from all sources) at less than [****] based on a [*******************] for each Workstream.  If attrition over [***********************************], a [********************************************************].  Reductions requested by Citi or reductions planned a part of the applicable Productivity Plan shall be expressly excluded from the calculation of the attrition metric.

(b)         Overall Resource Continuity.  In order to ensure that the pace and quality of delivery is not negatively impacted by attrition (from whatever source), Company will maintain a bench of people who are positioned to assume the Services on a near-immediate basis for Company billable resources who have resigned or are otherwise unable to fulfill their roles.  The bench shall be of adequate size and breadth to ensure that attrition does not impact the quality or pace of delivery.

6.              Resource Quality

(a)         New Employees.  New employees (meaning employees who have commenced performing the Services after the Closing) shall only be onboarded at Citi if they have passed the industry certification test designated by Citi or scored [*****] on the assessment (e.g. Brainbench) test designated by Citi (per Section 4.5 of the Agreement).  If Citi, in its discretion, designates an assessment test different from Brainbench, Company will use such alternative and, if such assessment test uses a different scoring scale, [*****] and all

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other scores referenced in this Section 6 shall be deemed to be adjusted proportionately to reflect differences in scoring scale.

i.      In any [**************], the Company’s new employee resources being onboarded shall attain an [**********************].  The calculation of the [*******] shall [*****] those who took the test and were not on-boarded.  If in any calendar quarter, the average score of the tested new employee resources who are engaged under the Work Order is [**********], the Company shall then have the right [*********************************].  If in such quarter, the [*********] of the previous quarter and the immediately following quarter [*******], the Company shall [**************************************].

(b)         Existing Employees.  For existing employees (meaning Company employees who have been performing services prior to the date of the Closing), the eligible employees (meaning those carrying out development or testing on a time and material basis) will take the skill test by the [*************].  Citi expects an average score of [************************].

7.              Training

(a)         Training Plan.  Company will formulate an overall training plan for its Citi portfolio (by Workstream) and will present it to Citi for review and approval, and shall modify such plan as reasonably requested by Citi.  In the aggregate, Company’s resources engaged will undergo at [************************], substantially in accordance with the training plan.

(b)         Training Curriculum.  Company will build a training curriculum, specific to each Citi Workstream, and will present it to Citi Workstream heads for review and approval, and shall modify it as reasonably requested by Citi.  The curriculum shall reflect varied [************].  All resources will complete successfully the [**************************].  No less than [***********] of resources on an individual engagement [*************] will complete successfully the [********************************].

8.              Dashboard

(a)         Implementation.  Company will present a project plan and business requirements (as reasonably assisted by Citi) [*********************] for the building and implementation of a dashboard.  Company shall [***********************************] of the requirements and plan by Citi.

(b)         Onboarding of Services.  All Company Services shall be onboarded in the dashboard [**************************] of the initial implementation.

(c)          Hosting of Dashboard.  The dashboard shall be hosted in Company’s data center with connectivity to Citi provided by Company.  Access and entitlements for Citi personnel shall be factored into the requirements and plan, with Company being responsible (with Citi’s reasonable assistance) for the implementation of the access list and its maintenance.

(d)         Goals.  Citi’s expectation is that the dashboard will provide a user-friendly method for managers to see the real-time or near real-time status of each engagement, including such items as staffing levels, project plan(s), Company’s performance with respect to service levels and KPIs, SDLC documents (e.g. BRDs), issue and risk logs, etc.

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(e)          Other Scorecards.  Company shall also provide performance reports/scorecards in the format and cadence as prescribed by each Citi Workstream.

9.              Non-Solicitation

(a)         Non-Solicitation.  During the term of the Agreement and for a period of twelve (12) months thereafter, neither party shall, directly or indirectly, solicit or hire the other party’s employees, [***********************************************************].

(b)   [********************************************************************************************** ********************************************************************************************** ****************].

(c)   [********************************************************************************************** ******************************].   The Supplier will make its best effort to include provisions in its agreements with its Subcontractors as may be necessary to enable Citi to exercise the rights contemplated under this Section 9 of this Amendment without any amounts owed to such Subcontractors.

(d)         Override of Agreement Terms.  [*********************************************], this Section 9 expressly overrides and supersedes any right to hire or solicit personnel set forth in the Agreement, and any such right shall be considered of no further force or effect.  For purposes of interpreting [*********************************************], references therein to [*******] of the Agreement shall be deemed to [**************], but for the avoidance of doubt only the expressly [********************************] as of the Amendment effective date.

10.       Amendments to the Agreement

The parties agree that the below amendments to the Agreement will become effective upon the Closing.

(a)         Termination:

i.      Termination for Cause.  The following is added to the end of Section 2.2.2(a) (Termination of Work Orders by Citi — For Cause):

“If a Work Order is terminated by Citi pursuant to this Section 2.2.2(a), then Citi shall only be obligated to pay to Supplier for Services or Deliverables to the extent accepted in whole or in part (i.e., interim Deliverables or monthly Services previously accepted and that are able to be utilized by Citi notwithstanding the non-Acceptance of a subsequent Deliverable), and will be relieved from any obligation to pay Supplier for Services and Deliverables not previously accepted (in whole or in part), or additionally, with respect to Deliverables, where such Deliverables that had previously been accepted are now unable to be utilized by Citi as contemplated in the applicable Work Order due to the non-Acceptance of a subsequent Deliverable.”

ii.   Exit Fees Definition.  The second sentence of Section 2.2.2(b) (Termination of Work Orders by Citi — For Convenience) shall be amended and replaced in its entirety by the below:

“If Citi terminates a Work Order or Service for convenience, Citi shall pay for any Services rendered under that Work Order until the effective date of termination and the completion of the applicable Termination Assistance

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Services.  Citi shall also pay those reasonable termination fees or exit fees specified in the applicable Work Order (“Exit Fees”).”

(b)         Acceptance.

i.      In Section 6.1 (Acceptance Test), (i) the first reference to the word “Deliverable” in the first and third sentences of Section 6.1 (Acceptance Test) shall be replaced with the phrase “Deliverable or Service,” and (ii) the following phrase shall be deleted from the first sentence of Section 6.1 (Acceptance Test):  “or during the performance of the Transition Services or otherwise prior to the go-live date of a Service to be provided to Citi.”

ii.  In Section 6.2 (Acceptance or Rejection), the fifth and sixth sentences (but not the earlier or later sentences) of Section 6.2 shall be replaced by the below:

“If (through no fault of Citi) Supplier fails to deliver, within the [******] Business Day period, a version of the Deliverable or Service that conforms to the Acceptance Criteria, and Citi has already previously rejected the Deliverable or Service [******], then Citi may reject the Deliverable or Service and terminate the applicable Work Order (in whole or in part) upon notice to Supplier, [************************************************************************************* ************************************************************************************** *************]”

iii.  Section 6.3 (Completion of Delivery of Services and Deliverables) shall be replaced in its entirety by the below:

“6.3  Completion of Delivery of Services and Deliverables.  Delivery of all Deliverables or Services under a Work Order shall be deemed to have been successfully completed only upon Citi’s acceptance of all Deliverables or Services.  If (through no fault of Citi) all of the Deliverables or Services have not been furnished in an acceptable manner by the date set forth on the Work Order as the “Completion Date,” Citi may terminate the Work Order (in whole or in part) upon written notice to Supplier and failure of Supplier to cure [**********] of such written notice, [************************************************************************************* ************************************************************************************** *****************************************************].”

(c)          Warranty

i.      Section 12.4 (Conformity to Acceptance Criteria; Absence of Defects) shall be replaced in its entirety by the below:

“12.4  Conformity to Acceptance Criteria; Absence of Defects.  Supplier represents, warrants and covenants that throughout the applicable warranty period, each Deliverable will conform to the Acceptance Criteria.  The foregoing does not apply to the extent a Defect is caused by a party other than (a) Supplier or (b) a party acting on behalf of or under the direction of Supplier where the Deliverable would have been conforming if not for such modification made by a Party other than (a) Supplier or (b) a party acting on behalf of or under the direction of Supplier (“Warranty Exceptions”).  If Supplier receives notice of a

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Defect during the warranty period, then Supplier will correct the Defect as promptly as possible and, in any event, within [*****] Business Days of receiving such notice, at no additional charge.  If Supplier is unable or unwilling to correct a Defect [**************************************] that has been identified during the warranty period, Citi shall notify Supplier in writing, and Supplier shall have one additional period of [*********] business days to cure the [**************] Defect.  If Supplier is still unable (or is unwilling) to cure the [**************] Defect, then Citi may terminate the applicable Work Order (in whole or in part) upon notice to Supplier, with no payment of Exit Fees.  Unless otherwise specified on the Work Order, the warranty period for purposes of Deliverable performance shall be [*******] days from the date Citi accepts the Deliverable.  In addition, unless specified otherwise in a Work Order, after a Defect has been corrected by Supplier and the corrected Deliverable has been delivered to Citi, the applicable warranty period will be extended for the original Defect (“Original Defect”) corrected, as well as any new Defect to the corrected Deliverable which is associated with, or was caused by or attributed to, the Supplier’s correction of the Original Defect ( a “Related Defect”), to the extent required by Supplier to correct the Defect to ensure Citi has at least [********]  days of warranty coverage for the Defect following the date that Supplier provided to Citi the corrected Defect.  Supplier’s responsibilities include, but are not limited to:

(a)                                 Communicating Defects to Citi’s Project Manager and updating Citi’s Project Manager on the status immediately upon occurrence;

(b)                                 Correcting Defects which occur during the warranty period, and providing appropriate documentation for such corrections to Citi, on a mutually acceptable schedule, in accordance with the Change Control Procedures and release management processes; and

(c)                                  Correcting all [******] problems which are attributable to Supplier that occur during the warranty period as directed by Citi, and providing appropriate documentation for such corrections produced and delivered to Citi, in accordance with the Change Control Procedures and release management processes.”

ii.                 Section 12.5 (Standard of Service) shall be replaced in its entirety by the below:

(d)         “12.5                        Standard of Service.  Supplier represents, warrants and covenants that for any Work Order: (i) the Services will be performed and the Deliverables and any information or material provided to Citi in connection with such Work Order  will be prepared in a timely and professional manner, by qualified and skilled individuals with appropriate expertise, and in conformity with Section 6.4 (Performance of Work), except with respect to Section 6.4.3, and, the standards generally accepted in Supplier’s industry and the financial services industry, and (ii) the Services will conform to the Services description set forth in the applicable Work Orders such that, in each case of (i) and (ii) above, the Service shall operate free from [****************] Defects, but excluding any non-compliance due to a Warranty Exception.  If Supplier fails to provide the Services as

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warranted and Citi so notifies Supplier in writing within [*******] days following the date Supplier declares the Services to have been completed, then Supplier shall have [***] business days to  re-perform the Services at no additional charge to comply with the warranty above. If Supplier is unable to remedy the non-compliance within the [***] business day period per the terms herein, Citi shall again notify Supplier in writing, and Supplier shall have one additional period of [********] business days to cure the [**********] Defect.    If Supplier is still unable or unwilling to re-perform the Services as warranted, after written notice by Citi,  then Supplier shall issue to Citi, in addition to all other remedies at law or in equity available to Citi, [****************************************************************]”

(e)          IP Indemnity.  Section 16.1.1 (Infringement Indemnity) shall be replaced in its entirety be the below:

“16.1.1  Supplier will defend, hold harmless and indemnify Citi, its Affiliates and their Personnel (collectively, the “Citi Indemnitees”) from and against any and all losses, claims, liabilities, costs and expenses (including taxes, fees, fines, penalties, interest, reasonable expenses of investigation and attorneys’ fees and disbursements), with Supplier paying all reasonable expenses of investigation and attorneys’ fees and litigation related costs or disbursements as incurred and all losses, claims, liabilities  and damages finally awarded against the Citi Indemnitees (or agreed by the indemnifying party as a result of a final settlement thereof)   (collectively “Damages”) arising out of, or relating to, a claim by a third party that the Services, the Deliverables or any other information or materials furnished by or on behalf of Supplier, or that the Citi Indemnitee’s use thereof or exercise of any license rights related thereto, infringes (whether directly, contributorily, by inducement or otherwise), misappropriates or violates such third party’s Intellectual Property Rights or other rights.  The indemnification obligations of Supplier set forth in this Section 16.1.1 shall not apply to the extent the claim arises from: (a) for patent infringement claims only, Supplier’s compliance with Citi’s information, technology, designs, written specifications or written instructions to the extent related to a business process or function, including those incorporated into any Work Order or Deliverable, where the Services, Deliverables or any other materials furnished by Supplier would not be infringing without such compliance or use by Supplier; (b) modification of a Deliverables by Citi or by a third party acting on behalf of Citi, where the Deliverables would not be infringing without such modification; or (c) Citi’s use of Third Party Materials furnished by Supplier in conjunction with the Services or a Deliverable, where Citi has agreed in the Work Order to have direct responsibility for licensing or providing such Third Party Materials.”

(f)           General Indemnity.  In section 16.2.4 (General Indemnity), the word “tangible” shall be added before the word “property.”

(g)          Limitation of Liability.  In Section 18 (LIMITATION OF LIABILITY), third paragraph, sub-clause (ii), the word “tangible” shall be added before the word “property”.

(h)         Supplier Affiliates:  All references in Section 19.1 (SUPPLIER AFFILIATES AND SUBCONTRACTORS) to “Polaris Consulting & Services Ltd” shall be deemed to refer to Virtusa Corporation.

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(i)             Recovery of Fees.  In Section 24.3.2 (Recovery of Fees), the word “paid” shall be deleted and replaced with the word “prepaid”.

(j)            Right of Setoff.  Section 24.4 (Cumulative Remedies and Offsets) shall be replaced in its entirety by the below:

“24.4  Cumulative Remedies and Offsets.  Except as otherwise expressly provided in this Agreement, all remedies in this Agreement are cumulative and in addition to (not in lieu of) any other remedies available to a Party at law or in equity.  In the event of a claim by Citi for loss or damages for which Supplier is responsible due to a breach of this Agreement by Supplier, Citi shall notify Supplier in writing and Supplier shall have at least [******] days  to cure such breach.  If Supplier is unable or unwilling to cure such breach, Citi shall be entitled to adjust the amounts claimed against future or outstanding payments due, or which may become due, to Supplier under Work Orders executed after the date of written notice only.  For the avoidance of doubt, Supplier shall have the right to dispute in good faith any such claim of breach or claimed amounts.”

(k)         Soliciting for Hire.  The reference, in Section 27.4(w) (Soliciting for Hire) of the Agreement to “Section 2.2.2(i)” of the Agreement is replaced by “Section 2.2.2(a)(i)”.

11.       Amendment of Prior Virtusa Work Orders.  Each of Citi, Virtusa and Polaris (in each case, on behalf of itself and each of its affiliates) hereby agree all outstanding services and Prior Virtusa Work Orders shall be subject to this Amendment and the Agreement and that the Virtusa MSA is terminated, in each case effective as of the Closing.  Citi and Virtusa (in each case, on behalf of itself and its affiliates that are party to any Prior Virtusa Work Orders) each agree that that any reference in any Prior Virtusa Work Order to a section in the Virtusa MSA shall be deemed to be a reference to the corresponding section of the Agreement or, if no such corresponding section exists, then the provision referencing the section of the Virtusa MSA shall be of no further force or effect as of the Closing.

12.       Amendment  of Agreement.  Polaris shall deliver notice to Citi of the Closing.  Effective as of the Closing:

(a)         All references to Polaris under the Agreement shall refer to each of Virtusa and Polaris under the Agreement, and Virtusa hereby assumes and agrees to perform or to cause Polaris to perform all obligations, duties, liabilities and commitments under the Agreement.

(b)         Citi hereby consents to the amendment to the Agreement and waives any notice or other procedural requirements (other than as set forth in Section 12) required under the Agreement in connection with this Amendment.

(c)          The Agreement shall remain in full force and effect, except as modified by this Amendment.

(d)         This consent to the Amendment is irrevocable and shall become effective automatically and immediately upon the Closing.  If there is no Closing, this Amendment is null and void.

13.       Amendment Effective Date.  This Amendment shall only be effective upon the Closing.  This Amendment will terminate automatically:  (i) upon Virtusa’s provision of notice to Citi that its agreements to purchase shares of Polaris are terminated, (ii) if the Closing fails to occur by July 1, 2016 or, except with respect to Sections 9 (Non-Solicitation), 10 (Amendments to the Agreement),

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11 (Amendment of Prior Virtusa Work Orders), 12 (Assignment of Agreement) and 14 (Miscellaneous) only of this Amendment, on January 1, 2018.

14.       Miscellaneous.

(a)         Definitions:  All capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

(b)         Notices:  Any notice, demand or other communication required or permitted under this Amendment shall be made in writing and shall be deemed to have been duly given: (i) when actually received by the representative(s) designated to receive notices for the intended recipient, or (ii) when delivered to the address set forth for such representative(s), provided the notice is sent to such representative(s) by certified or registered mail (return receipt requested) or commercial express courier (with tracking capabilities). Notices, for purposes of this Amendment and, following the Closing, for the Agreement shall be provided to:

POLARIS	VIRTUSA	CITI
Polaris Consulting & Services Ltd.	Virtusa Corporation	Citigroup Technology Inc.
2000 West Park Drive Westborough, MA 01581 Attn: General Counsel	2000 West Park Drive Westborough, MA 01581 Attn: General Counsel

111 Wall Street, 7th Floor
New York, NY 10013
Attn: Sourcing Manager, ADM

With a cc to:

Citigroup Inc.
One Court Square, 45th Floor,
LIC, New York 11120,
Attn: Managing Attorney
responsible for Intellectual
Property and Technology

(c)          Articles 23 (CHOICE OF LAW AND DISPUTE RESOLUTION), 24 (REMEDIES), and 25 (WAIVER) and Sections 28.2 (Modification) and 28.3 (Severability) of the Agreement shall apply to this Amendment as if it were the Agreement.

(d)         Complete Understanding and Interpretation:  This Amendment, together with the Agreement, the Prior Virtusa Work Orders and any work orders entered under the Agreement, constitutes the complete understanding of the Parties, and supersedes all prior or contemporaneous agreements, discussions, negotiations, promises, proposals, representations, and understandings (whether written or oral) between the Parties with regard to the subject matter hereof.  Subject to the last sentence of this Section 14(b), any inconsistency between the Prior Virtusa Work Orders and any work orders entered under the Agreement, on the one hand, and the Agreement, on the other, shall be resolved in accordance with Section 28.1 (Interpretation) of the Agreement. To the extent that there is an explicit conflict between this Amendment and the Agreement, this Amendment shall govern and prevail to the extent necessary to resolve such conflict.

(e)          Survival.  The provisions of this Amendment that, by their nature and content, must survive the completion, rescission, termination or expiration of this Amendment in order

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

  to achieve the fundamental purposes of this Amendment shall so survive and continue to bind the Parties.

(f)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment intending it to be effective as of the Closing.

By Manual Signature:

SUPPLIER: Polaris Consulting & Services Ltd. by:	SUPPLIER: Virtusa Corporation by:
Signed	Signed:

Name:	Name:

Title:	Title:

Date:	Date:

CITI: Citi Technology Inc., by:
Signed

Name:

Title:

Date:

By Electronic Signature Binding:

For Suppliers: By selecting the “I Accept” button below, I am representing that I am an authorized representative of Supplier and am the individual identified in the signature block immediately following this paragraph under the reference to Supplier and that I am entitled and authorized to legally bind Supplier to this Agreement. Supplier agrees that use of a key pad, mouse or other device by its authorized representative to select the “I Accept” button below will be deemed to be a valid and due execution of this Agreement by Supplier with the same force and effect as if Supplier had manually signed this Agreement. If Supplier does not agree that its electronic selection of the “I Accept” button below will bind Supplier to the terms and conditions of this Agreement as it exists on the date hereof, then do not select the “I Accept” button below.

For Citi: By selecting the “I Accept” button below, I am representing that I am an authorized representative of Citi and am the individual identified in the signature block immediately following this paragraph under the reference to Citi and that I am entitled and authorized to legally bind Citi to this Agreement. Citi agrees that use of a key pad, mouse or other device by its authorized representative to select the “I Accept” button below will be deemed to be a valid and due execution of this Agreement by Citi with the same force and effect as if Citi had manually signed this Agreement. If Citi does not agree that its electronic selection of the “I Accept” button below will bind Citi to the terms and conditions of this Agreement as it exists on the date hereof, then do not select the “I Accept” button below.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

I Accept :		I Accept:

Citi:		Supplier:

eSign:	/s/ John G. Taylor	eSign:	/s/ Paul D. Tutun

Name:	John G. Taylor	Name:	Paul D. Tutun

Email:	john.g.taylor@citi.com	Email:	ptutun@virtusa.com

Date:	Nov 4, 2015	Date:	Nov 5, 2015

I Accept :

Supplier:

eSign:	/s/ Vaidyanathan N M

Name:	Vaidyanathan N M

Email:	vaidyanathan.nm@polarisft.com

Date:	Nov 5, 2015